SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 19, 2005 (May 17, 2005)

SUNOCO LOGISTICS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839

(State or other	(Commission	(IRS employer
jurisdiction of	file number)	identification
incorporation)		number)

Ten Penn Center, 1801 Market Street, Philadelphia, PA 19103-1699

(Address of principal executive offices)                 (Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX
1.1 Underwriting Agreement
5.1 Opinion of Vinson & Elkins L.L.P.
8.1 Opinion of Vinson & Elkins L.L.P. relating to tax matters
99.1 Sunoco Logistics Partners L.P. Press Release dated May 18,2005

Item 8.01 Other Events.

On May 17, 2005, Sunoco Logistics Partners L.P., a Delaware limited partnership (the “Partnership”), entered into an underwriting agreement, attached as Exhibit 1.1 hereto, with the underwriters named therein with respect to the issue and sale by the Partnership of up to 2,875,000 common units (including an option to purchase up to 375,000 additional common units to cover over-allotments) representing limited partner interests in the Partnership (the “Units”) in an underwritten public offering (the “Offering”). The Units sold in the Offering were registered under the Securities Act of 1933, as amended, pursuant to the Partnership’s shelf registration statement on Form S-3 (File No. 333-103710). The closing of the Offering is expected to occur on May 23, 2005.

In addition, the Partnership issued a press release on May 18, 2005 announcing the pricing of the Units. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

1.1	Underwriting Agreement dated as of May 17, 2005 by and among the Partnership, Sunoco Partners LLC and Lehman Brothers Inc., as representative of the several underwriters named therein.
5.1	Opinion of Vinson & Elkins L.L.P.
8.1	Opinion of Vinson & Elkins L.L.P. relating to tax matters.
23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 hereto).
23.2	Consent of Vinson & Elkins L.L.P. (included in Exhibit 8.1 hereto)
99.1	Sunoco Logistics Partners L.P. Press Release dated May 18, 2005.

Forward-Looking Statements

Statements contained in this report, or the exhibits thereto, that state the Partnership’s or management’s expectations or predictions of the future are forward-looking statements. The Partnership’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect such results include those mentioned in the documents that the Partnership has filed with the Securities and Exchange Commission.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNOCO LOGISTICS PARTNERS LP.

	By:	Sunoco Partners LLC, its General Partner

	By:	/s/ SEAN P. McGRATH

Sean P. McGrath

Date: May 19, 2005

EXHIBIT INDEX

Exhibit
Number	Exhibit
1.1	Underwriting Agreement dated as of May 17, 2005 by and among the Partnership, Sunoco Partners LLC and Lehman Brothers Inc., as representative of the several underwriters named therein.
5.1	Opinion of Vinson & Elkins L.L.P.
8.1	Opinion of Vinson & Elkins L.L.P. relating to tax matters.
23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 hereto).
23.2	Consent of Vinson & Elkins L.L.P. (included in Exhibit 8.1 hereto)
99.1	Sunoco Logistics Partners L.P. Press Release dated May 18, 2005.